                                                                      EXHIBIT 21

                                MASCO CORPORATION
                            (A DELAWARE CORPORATION)

Subsidiaries as of January 31, 2000*

                                                                                       JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------
Alsons Corporation                                                                         Michigan
American Metal Products Company                                                            Delaware
         A.M.P. Industrial Mexicana S.A. de C.V. (97%)                                     Mexico
American Shower & Bath Corporation                                                         Michigan
API Acquisition Corp.                                                                      Delaware
Aqua Glass Corporation                                                                     Tennessee
         Tombigbee Transport Corporation                                                   Tennessee
Arrow Fastener Co., Inc.                                                                   New Jersey
Baldwin Hardware Corporation                                                               Pennsylvania
         Baldwin Decorative Coatings, Inc.                                                 Delaware
         Baldwin Hardware Service Corp.                                                    Delaware
Behr Holdings Corporation                                                                  Delaware
         Behr Process Corporation                                                          California
         Behr Paint Corp.                                                                  California
         Behr International Corporation                                                    U.S. Virgin Islands
         Behr Process Canada, Ltd.                                                         Alberta, Canada
         SBP, Inc.                                                                         California
         Color.Axis, a Corporation                                                         California
         Behr Paint's It!, Inc.                                                            California
Brass-Craft Manufacturing Company                                                          Michigan
         Brass-Craft Holding Company                                                       Michigan
                  Brass-Craft Canada Ltd.                                                  Canada
         Brass-Craft Western Company                                                       Texas
         Plumbers Quality Tool Mfg. Co., Inc.                                              Michigan
         Tempered Products, Inc.                                                           Taiwan
         Thomas Mfg. Company Inc. of Thomasville                                           North Carolina
Brugman, L.L.C.                                                                            Delaware
Brush Creek Ranch II, Inc.                                                                 Missouri
Cal-Style Furniture Mfg. Co.                                                               California
Cary Corporation                                                                           Delaware
Cobra Products, Inc.                                                                       Delaware

------------------------------------
* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                       JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------
Composite Products, Inc.                                                                   Delaware
Delta Faucet Services International, Inc.                                                  Delaware
Epic Fine Arts Company                                                                     Delaware
         Beacon Hill Fine Art Corporation                                                  New York
         Morning Star Gallery, Ltd.                                                        New Mexico
The Faucet-Queens, Inc.                                                                    Delaware
Fieldstone Cabinetry, Inc.                                                                 Iowa
Flint & Walling Industries, Inc.                                                           Delaware
Franklin Brass Manufacturing Co.                                                           Delaware
Gale Industries, Inc.                                                                      Florida
         Tri-State Industries, Inc.                                                        Delaware
Gamco Products Company                                                                     Delaware
General Accessory Manufacturing Co.                                                        Oklahoma
H & H Tube & Manufacturing Company                                                         Michigan
Jarry Realty, Inc.                                                                         Florida
KraftMaid Cabinetry, Inc.                                                                  Ohio
         KraftMaid Trucking, Inc.                                                          Ohio
         KraftMaid Distribution Centers, Inc.                                              Delaware
Landex, Inc.                                                                               Michigan
Landex of Wisconsin, Inc.                                                                  Wisconsin
Liberty Hardware Mfg. Corp.                                                                Florida
The Marvel Group, Inc.                                                                     Delaware
Masco Building Products Corp.                                                              Delaware
         Computerized Security Systems, Inc.                                               Michigan
                  Computerized Security Systems of Canada, Inc.                            Ontario
         Weiser Lock Corporation                                                           California
                  Weiser Lock Mexico S.A. de C.V.                                          Mexico
         Winfield Locks, Inc.                                                              California
         Weiser Thailand                                                                   Thailand
Masco Capital Corporation                                                                  Delaware
         Masco Holdings Limited                                                            Delaware
Masco Chile Limited (99%)                                                                  Chile
Masco Corporation of Indiana                                                               Indiana
         Delta Faucet Company of Tennessee                                                 Delaware
         Delta Faucet of Oklahoma, Inc.                                                    Delaware
         Delta Faucet Services (Korea)                                                     Korea

------------------------------------
* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                       JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------
         Delta Faucet Services (Singapore)                                                 Singapore
         Delta Faucet Services (Thailand)                                                  Thailand
         Delta International Services, Inc.                                                Delaware
         Hydrotech, Inc.                                                                   Michigan
         Masco Canada Limited                                                              Ontario
                  3072002 Canada Limited                                                   Canada
         Masco Europe, Inc.                                                                Delaware
         Masco Corporation Europe S.a.r.l.                                                 Luxembourg
                  CSS Europe S.A.                                                          Belgium
                  Masco Europe S.a.r.l.                                                    Luxembourg
                           Masco Europe Iberica S.L.                                       Spain
                                    GMU S.A.                                               Spain
                                            Grumal S.L.                                    Spain
                                                     Perfima S.A.                          Spain
                                                     Lagunzzialle S.A.                     Spain
                                                     Seitu S.A.                            Spain
                                                     Pevac S.A.                            Spain
                                                     Pemec S.A.                            Spain
                                            XEY Corporacion Empresarial S.L.               Spain
                                                     Comercial XEU S.A.                    Spain
                                                              Lindhogar S.A.               Spain
                                                              Decox S.A.                   Spain
                                                              Cobade S.A.                  Spain
                                                              Valcode S.A.                 Spain
                                                              Burcosa S.A.                 Spain
                           Masco B.V.                                                      Netherlands
                                    Turad B.V.                                             Netherlands
                                            Bridgebros Lease B.V.                          Netherlands
                                            Brugman Radiatorenfabriek B.V.                 Netherlands
                                            Brugman Polska Sp Zoo                          Poland
                                            Brugman SARL                                   France
                                            Brugman GmbH                                   Germany
                                            Northor AS                                     Denmark
                                            Brugman Industries SpZoo                       Poland
                           Damixa A/S                                                      Denmark
                                    KS Beheer B.V.                                         Netherlands

------------------------------------
* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                       JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------
                                            Damixa Nederland B.V.                          Netherlands
                                    Damixa AB                                              Sweden
                                    N.V. Damixa S.A.                                       Belgium
                                    Damixa Armaturen GmbH                                  Germany
                                    Damixa SARL                                            France
                                    Rubinetterie Mariani S.P.A. (49%)                      Italy
                           Masco Corporation Limited                                       United Kingdom
                                    Avocet Hardware PLC                                    United Kingdom
                                    Avocet Architectural Products Ltd                      United Kingdom
                                            Avocet Hardware (Taiwan) Ltd.                  Taiwan
                                            Bond It Ltd.                                   United Kingdom
                                            Colin & Sons (Locks) Ltd.                      United Kingdom
                                            WMS PVC Hardware Ltd.                          United Kingdom
                                    Berglen Group Limited                                  United Kingdom
                                    A&J Gummers Limited                                    United Kingdom
                                    Heritage Bathrooms PLC                                 United Kingdom
                                            Bristol Bathrooms Co. Ltd.                     United Kingdom
                                            Heritage Bathrooms Distribution                United Kingdom
                                              Ltd. Bristol
                                            Heritage J. Ceramics Ltd.                      United Kingdom
                                              Brighouse
                                            Heritage Acrylic Ltd.                          United Kingdom
                                            Heritage Bathroom Furniture Ltd.               United Kingdom
                                            H. J. Ceramics Ltd.                            United Kingdom
                                                     Heritage D Ceramics Ltd.              United Kingdom
                                    Kiloheat Limited                                       United Kingdom
                                    Moore Group Limited                                    United Kingdom
                                            Moores Furniture Group Limited                 United Kingdom
                                    NewTeam Export (Jersey) Limited                        Jersey
                                    NewTeam Management Services Ltd.                       Jersey
                                    NewTeam Ltd.                                           United Kingdom
                                    Chromeco Ltd.                                          United Kingdom
                                    Harplace Ltd.                                          United Kingdom
                                    Weiser (U.K.) Ltd.                                     United Kingdom
                           Masco GmbH                                                      Germany
                                    Alfred Reinecke GmbH & Co. KG                          Germany

------------------------------------
* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                       JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------
                                    Alma Kuechen Aloys Meyer GmbH & Co.                    Germany
                                      KG
                                    Dusakabin - Wien Austria                               Austria
                                    E. Missel GmbH & Co.                                   Germany
                                    Gebhardt Flaektteknik Aktiebolag                       Sweden
                                    H. Breuer GmbH & Co.                                   Germany
                                    Gebhardt Ventilatoren GmbH & Co.                       Germany
                                    Gebhardt Singapore Pte Ltd                             Singapore
                                    Gebhardt Ventilatoren A/S                              Denmark
                                    Gebhart Ventiladores, S.L.                             Spain
                                    Hueppe Belgium N.V./S.A.                               Belgium
                                    Hueppe GesmbH                                          Austria
                                    Hueppe GmbH & Co.                                      Germany
                                    Hueppe Sarl                                            France
                                    Hueppe Czech Republik                                  Czech Republic
                                    Hueppe Netherlands                                     Holland
                                    Hueppe Poland                                          Poland
                                    Hueppe Switzerland                                     Switzerland
                                    Hueppe Italy                                           Italy
                                    Intermart Insaat Malzemeleri Sanayi ve                 Turkey
                                      Ticaret AS
                                    Jung Pumpen GesmbH                                     Austria
                                    Jung Pumpen GmbH&Co.                                   Germany
                                            Jung Pumpen SARL                               France
                                            Jung Pumpen Ltd.                               United Kingdom
                                    Masco Mobiliario S.L.                                  Spain
                                    Reser SL                                               Spain
                                    SKS Stakusit-Bautechnik Beteiligungs                   Germany
                                      GmbH
                                    SKS Stakusit Bautechnik GmbH                           Germany
                                    SKS Stakusit-Stahl-Kunststoff                          Germany
                                      GmbH
                                    Bauelemente Bertram GmbH                               Germany
                                    RH Balcon                                              Germany
                                    SKS Stakusit Polska Sp.                                Poland
                                      2.0.0.

------------------------------------
* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                       JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------
                                    SKS Stakusit Austria GmbH                              Austria
                                    SKS France SARL                                        France
                                    SKS Stakusit Turkey                                    Turkey
                                    SKS Stausit Moscow                                     Russia
                                    Vasco N.V.                                             Belgium
                                            Imperial Towel Rails Ltd.                      United Kingdom
                                            Masco International Services                   Belgium
                                              B.V.B.A.
                                            Superia Radiatoren, N.V.                       Belgium
                                                     Dura B.V.                             Netherlands
                                            Vasco GmbH                                     Denmark
                                            Vasco Ltd. UK                                  Great Britain
                                            Vasco B.V.                                     Netherlands
                                            Vasco Ges.m.b.H.                               Austria
                                    Vasco BC S.C.                                          France
                                    Vasco sp z.o.o.                                        Poland
                           Masco Belgium N.V.                                              Belgium
                                    Thermic N.V.                                           Belgium
                                    LTV Transport N.V.                                     Belgium
         Rubinetterie Mariani S.P.A. (51%)                                                 Italy
         Weiser Inc.                                                                       Canada
Masco de Puerto Rico, Inc.                                                                 Puerto Rico
Masco International Sales, Inc.                                                            Barbados
Masco International, Inc.                                                                  Delaware
Masco Japan Ltd.                                                                           Delaware
Masco Philippines Inc.                                                                     Philippines
Masco of Russia                                                                            Russia
Masco Services, Inc.                                                                       Delaware
Mascomex S.A. de C.V.                                                                      Mexico
Melard Manufacturing Corp.                                                                 Delaware
Merillat Industries, Inc.                                                                  Michigan
         Merillat Corporation                                                              Delaware
         Merillat Transportation Company                                                   Delaware
Mill's Pride, Inc.                                                                         Connecticut
         Premier Vanity Tops L.L.C.                                                        Ohio
         Mill's Pride LLC                                                                  Ohio

------------------------------------
* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                       JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------
         Mill's Pride Limited Partnership                                                  Ohio
         CTI Services Limited Partnership                                                  Nevada
         Mill's Pride Pennsylvania, LLC                                                    Ohio
         United Kitchens PLC (75%)                                                         United Kingdom
         Store Support, Inc.                                                               Florida
         Mill's Pride Premier, Inc.                                                        Ohio
         Mill's Pride Chile Limitada                                                       Chile
Mirolin Industries Corporation                                                             Ontario
Morgantown Plastics Company                                                                Delaware
Outlet Corp.                                                                               Delaware
Peerless Faucet Sales Corporation                                                          Delaware
Quality Awning & Construction Co.                                                          Michigan
         Inrecon, L.L.C.                                                                   Michigan
                  CRL Acquisition Corp.                                                    Canada
                           The Cromwell Financial Group Ltd.                               British Columbia
                                    Cromwell Restoration Ltd.                              British Columbia
                  Inrecon West, Inc.                                                       Michigan
                  Inrecon Puerto Rico, L.L.C.                                              Michigan
                  Peck Jones/Inrecon #2                                                    Michigan
RDJ Limited                                                                                Bahamas
         Arrow Fastener (U.K.) Ltd.                                                        United Kingdom
         Jardel Distributors, Inc.                                                         Canada
StarMark, Inc.                                                                             South Dakota
         SMI Retail Corp.                                                                  Delaware
         SMI Transportion, Inc.                                                            Delaware
         StarMark of Virginia, Inc.                                                        Virginia
Thematic Advertising Productions, Inc.                                                     New Jersey
Texwood Industries, Inc.                                                                   Delaware
         Quality Cabinets Inc.                                                             Texas
         Quality Doors Inc.                                                                Texas
Tvilum-Scanbirk A/S                                                                        Denmark
         Tvilum-Scanbirk GmbH                                                              Germany
         Tvilum-Scanbirk Inc.                                                              Illinois
Vapor Technologies, Inc.                                                                   Delaware
Watkins Manufacturing Corporation                                                          California
         Hot Spring Spas New Zealand (50%)                                                 New Zealand


------------------------------------
* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                       JURISDICTION OF
         NAME                                                                   INCORPORATION OR ORGANIZATION
         ----                                                                   -----------------------------
W/C Technology Corporation                                                                 Delaware
Zenith Products Corporation                                                                Delaware





------------------------------------
* Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.





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